SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2008

COMMUNITY CENTRAL BANK CORPORATION
(Exact name of Registrant as specified in its Charter)

Michigan	000-33373	38-3291744
State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

P.O. Box 7 Mount Clemens, Michigan 48046-0007
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (586) 783-4500

N/A
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operation and Financial Condition

On February 1, 2008, the Registrant issued its earnings release for the fourth quarter and year end December 31, 2007. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

            (c)     The following exhibit is filed as part of this report.

                      Exhibit 99        Press Release dated February 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY CENTRAL BANK CORPORATION

Date: February 4, 2008	By:	/s/ Ray T. Colonius
Ray T. Colonius (Duly Authorized Officer) Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 1, 2008